Exhibit 10.41
THIRD SUPPLEMENTAL INDENTURE
(Senior Subordinated Debt Indenture)
     This THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”) is dated as of August 17, 2007 and executed by and between KB HOME, a Delaware corporation (the “Issuer”), U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America (successor in interest to SunTrust Bank), as trustee under the Indenture referred to below (the “Trustee”), each of the Existing Guarantors (as defined below) and KB HOME LONE STAR INC., a Texas corporation and an indirect wholly-owned subsidiary of the Issuer (the “Additional Guarantor”).
W I T N E S S E T H:
     WHEREAS, the Issuer and the Trustee have heretofore executed and delivered a Senior Subordinated Debt Indenture, dated as of November 19, 1996 (the “Original Indenture”), providing for the issuance from time to time of the Issuer’s Securities (as defined in the Original Indenture);
     WHEREAS, the Issuer, the Existing Guarantors (other than KB HOME Orlando LLC, a Delaware limited liability company), KB HOME Lone Star LP, a Texas limited partnership (“Lone Star LP”), and the Trustee have heretofore executed and delivered a First Supplemental Indenture, dated as of December 18, 2003 (the “First Supplemental Indenture”);
     WHEREAS, the Issuer, the Existing Guarantors, Lone Star LP and the Trustee have heretofore executed and delivered a Second Supplemental Indenture, dated as of May 1, 2006 (the “Second Supplemental Indenture”; the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture is hereinafter called the “Indenture”, which term shall include the form and terms of each series of Securities established from time to time pursuant to Sections 2.1 and 2.3 of the Original Indenture);
     WHEREAS, pursuant to Article Two of the Original Indenture, the Issuer has established the form and terms of the 2008 Notes and 2010 Notes (as such terms are defined in the Indenture; the 2008 Notes and 2010 Notes are hereinafter called, collectively, the “Senior Subordinated Notes”) pursuant to the Officers’ Certificates (as defined in Section 14.1 of the Indenture);
     WHEREAS, Lone Star LP, a Guarantor (as defined in the Indenture), merged with and into the Additional Guarantor, with the Additional Guarantor as the surviving entity;
     WHEREAS, concurrently with the execution and delivery of this Third Supplemental Indenture, the Additional Guarantor is becoming a party to, and guaranteeing the obligations of the Issuer under, that certain Revolving Loan Agreement, dated as of November 22, 2005, as amended on October 10, 2006 and December 12, 2006, between the Issuer, the banks party thereto, Bank of America, N.A. as Administrative Agent, Citicorp North America, Inc. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, Calyon New York Branch, Wachovia

Bank, N.A., Barclays Bank plc and The Royal Bank of Scotland plc as Co-Documentation Agents and Banc of America Securities LLC and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Book Managers;
     WHEREAS, pursuant to Section 14.16 of the Indenture, the Issuer, the Existing Guarantors and the Additional Guarantor wish to amend and supplement the Indenture to provide for the Additional Guarantor to become a Guarantor under the Indenture and to guaranty the obligations of the Issuer under the Senior Subordinated Notes and under the Indenture, and otherwise to modify the Indenture on the terms set forth in this Third Supplemental Indenture; and
     WHEREAS, the Issuer has instructed the Trustee to execute and deliver this Third Supplemental Indenture pursuant to Section 8.1 of the Indenture, and all requirements necessary to make this Third Supplemental Indenture a valid instrument in accordance with its terms have been performed and the execution and delivery of this Third Supplemental Indenture have been duly authorized in all respects by the Issuer, each of the Existing Guarantors and the Additional Guarantor.
     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Existing Guarantors, the Additional Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders (as defined in the Indenture) from time to time of the Senior Subordinated Notes as follows:
ARTICLE ONE
DEFINITIONS
     SECTION 1.1 Definitions.
          (a) Terms used herein and not defined herein have the respective meanings ascribed to such terms in the Indenture.
          (b) As used in this Third Supplemental Indenture, the terms “Additional Guarantor,” “First Supplemental Indenture,” “Second Supplemental Indenture,” “Original Indenture,” “Third Supplemental Indenture” and “Lone Star LP” have the meanings specified in the recitals hereto and in the paragraph preceding such recitals; and the term “Existing Guarantors” means the Guarantors (other than Lone Star LP) which signed the First Supplemental Indenture or the Second Supplemental Indenture, as applicable.
ARTICLE TWO
GUARANTY AND RELATED PROVISIONS
     SECTION 2.1 Guaranty. The Additional Guarantor and the Existing Guarantors shall execute and deliver to the Trustee a Guaranty in the form specified in Section 14.14 of the Indenture for each series of Senior Subordinated Notes outstanding, each such Guaranty to be held by the Trustee on behalf of the Holders of each respective series of Senior Subordinated Notes.
     SECTION 2.2 Effect of Guaranties. The parties hereto covenant and agree that, from and after the date of this Third Supplemental Indenture:
          (a) the Additional Guarantor shall be a Guarantor under the First Supplemental Indenture and the Second Supplemental Indenture as if the Additional Guarantor were an original signatory to each such document and an original Guarantor named therein;
          (b) without limitation to the other provisions of this Section 2.2, the Additional Guarantor shall be a Guarantor under the Indenture with respect to all of the Senior Subordinated Notes on and subject to the terms and provisions of the Indenture (including, without limitation, the terms and provisions of the Officers’ Certificates);
          (c) without limitation to the other provisions of this Section 2.2, the Additional Guarantor agrees that each of the First Supplemental Indenture and the Second Supplemental Indenture constitutes a valid and binding obligation of the Additional Guarantor, enforceable against the Additional Guarantor in accordance with its terms; and
          (d) without limitation to the other provisions of this Section 2.2, the Additional Guarantor agrees to perform and to comply with all of the covenants and agreements of a Guarantor in the First Supplemental Indenture and the Second Supplemental Indenture as if the Additional Guarantor were an original signatory thereto and an original Guarantor named therein.
ARTICLE THREE
MISCELLANEOUS
     SECTION 3.1 Ratification of Indenture; Third Supplemental Indenture Part of Indenture. Except as expressly amended and supplemented hereby, the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Third Supplemental Indenture shall form a part of the Indenture for all purposes.
     SECTION 3.2 Acceptance by Trustee. Subject to Section 3.3 hereof, the Trustee hereby accepts this Third Supplemental Indenture and agrees to perform the same upon the terms and conditions set forth in the Original Indenture, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture.
     SECTION 3.3 Concerning the Trustee. The rights and duties of the Trustee shall be determined by the express provisions of the Indenture and except as expressly set forth in this Third Supplemental Indenture, nothing in this Third Supplemental Indenture shall in any way modify or otherwise affect the Trustee’s rights and duties thereunder. The Trustee makes no representation or warranty as to the validity or sufficiency of this Third Supplemental Indenture, except insofar as relates to the validity hereof with respect to the Trustee, and shall not be liable in connection therewith.
     SECTION 3.4 New York Law to Govern. This Third Supplemental Indenture shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of such State.
     SECTION 3.5 Separability. In case any one or more of the provisions contained in this Third Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Third Supplemental Indenture, but this Third Supplemental Indenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     SECTION 3.6 Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
     SECTION 3.7 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed, all as of the day and year first above written.

“Issuer”:	KB HOME

	By:	/s/ Kelly Masuda Kelly Masuda
Senior Vice President, Treasurer

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Assistant Corporate Secretary

“Existing Guarantors”:	KB HOME PHOENIX INC., an Arizona corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME COASTAL INC., a California corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME SOUTH BAY INC., a California corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME GREATER LOS ANGELES INC., a California corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME COLORADO INC., a Colorado corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME NEVADA INC., a Nevada corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME ORLANDO LLC, a Delaware limited liability company

	By:	KB HOME FLORIDA LLC, a Delaware limited liability company,
Its sole member

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

KB HOME SACRAMENTO INC., a California corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

“Additional Guarantor”:	KB HOME LONE STAR INC., a Texas corporation

	By:	/s/ William R. Hollinger William R. Hollinger
Vice President, Chief Financial Officer and
Assistant Secretary

[SEAL]

Attest:

/s/ Tony Richelieu Tony Richelieu
Secretary

“Trustee”:	U.S. BANK NATIONAL ASSOCIATION, as Trustee

	By:	/s/ Muriel Shaw Name: Muriel Shaw
Title: Assistant Vice President

[SEAL]

Attest:

/s/ Felicia H. Powell Name: Felicia H. Powell
Title: Assistant Vice President

August 17, 2007
GUARANTY
     For value received, each of the undersigned (the “Guarantors”) hereby absolutely and unconditionally guaranties, jointly and severally, to each Holder of any of the Issuer’s 8 5/8% Senior Subordinated Notes due 2008 (the “Subject Notes”) and to the Trustee on behalf of each such Holder prompt payment when due, whether at stated maturity, upon acceleration, upon repurchase at the option of the Holder, upon redemption at the option of the Issuer or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest on any of the Subject Notes and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Issuer to the Holders of the Subject Notes arising under the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003, by the Second Supplemental Indenture dated as of May 1, 2006, and by the Third Supplemental Indenture dated as of the date hereof, between the Issuer, U.S. Bank National Association, as successor trustee, and the guarantors party thereto (such Indenture, as so amended and supplemented and as the same may be further amended or supplemented from time to time, the “Indenture”) or the Subject Notes (collectively, the “Guarantied Obligations”) in accordance with, and subject to, the terms set forth in Article Fourteen of the Indenture. All capitalized terms used in this Guaranty which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     Each Guarantor and, by its acceptance and ownership of a Subject Note and by its acceptance of any benefits under this Guaranty, each Holder of a Subject Note hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guaranties shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing, each Holder of Subject Notes, by its acceptance and ownership of Subject Notes and by its acceptance of any benefits under this Guaranty, and each Guarantor hereby agrees that the obligations of such Guarantor under its Guaranty are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guaranty constitute a guaranty of payment in full when due and not merely a guaranty of collectability.
     The obligations of each Guarantor to the Holders of Subject Notes and to the Trustee pursuant to its Guaranty and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Indenture for the precise terms thereof.
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
[Signature Page Follows.]

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized signatories.

KB HOME Lone Star Inc., a Texas corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President, Chief Financial Officer and Assistant Secretary

KB HOME ORLANDO LLC, a Delaware limited liability company

By:	KB HOME FLORIDA LLC, a Delaware limited liability company,
Its sole member

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME COASTAL INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME SACRAMENTO INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

August 17, 2007
GUARANTY
     For value received, each of the undersigned (the “Guarantors”) hereby absolutely and unconditionally guaranties, jointly and severally, to each Holder of any of the Issuer’s 7 3/4% Senior Subordinated Notes due 2010 (the “Subject Notes”) and to the Trustee on behalf of each such Holder prompt payment when due, whether at stated maturity, upon acceleration, upon repurchase at the option of the Holder, upon redemption at the option of the Issuer or otherwise, and at all times thereafter, of the principal of and premium, if any, and interest on any of the Subject Notes and of any and all other existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Issuer to the Holders of the Subject Notes arising under the Senior Subordinated Debt Indenture dated as of November 19, 1996, as amended and supplemented by the First Supplemental Indenture dated as of December 18, 2003, by the Second Supplemental Indenture dated as of May 1, 2006, and by the Third Supplemental Indenture dated as of the date hereof, between the Issuer, U.S. Bank National Association, as successor trustee, and the guarantors party thereto (such Indenture, as so amended and supplemented and as the same may be further amended or supplemented from time to time, the “Indenture”) or the Subject Notes (collectively, the “Guarantied Obligations”) in accordance with, and subject to, the terms set forth in Article Fourteen of the Indenture. All capitalized terms used in this Guaranty which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     Each Guarantor and, by its acceptance and ownership of a Subject Note and by its acceptance of any benefits under this Guaranty, each Holder of a Subject Note hereby confirms that it is the intention of all parties that the obligations of the Guarantors under their Guaranties shall not constitute a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance, fraudulent transfer, bankruptcy, insolvency or other similar law of any applicable jurisdiction. To effectuate the foregoing, each Holder of Subject Notes, by its acceptance and ownership of Subject Notes and by its acceptance of any benefits under this Guaranty, and each Guarantor hereby agrees that the obligations of such Guarantor under its Guaranty are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Subject to the preceding limitation, the obligations of each Guarantor under its Guaranty constitute a guaranty of payment in full when due and not merely a guaranty of collectability.
     The obligations of each Guarantor to the Holders of Subject Notes and to the Trustee pursuant to its Guaranty and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Indenture for the precise terms thereof.
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their respective duly authorized signatories.

KB HOME Lone Star Inc., a Texas corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President, Chief Financial Officer and
Assistant Secretary

KB HOME ORLANDO LLC, a Delaware limited liability company

By:	KB HOME FLORIDA LLC, a Delaware limited liability company,
Its sole member

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME PHOENIX INC., an Arizona corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME COASTAL INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME SACRAMENTO INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME SOUTH BAY INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President
KB HOME GREATER LOS ANGELES INC., a California corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President

KB HOME NEVADA INC., a Nevada corporation

By:	/s/ William R. Hollinger William R. Hollinger
Vice President